As filed with the Securities and Exchange Commission on August 20, 2004

Securities Act Registration No. 333-[__] Investment Company Act File No. 811-[__]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

IQ Dow* 10 Strategy Fund Inc.
(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-8118

Allan J. Oster, Esq. Vice President and Secretary IQ Investment Advisors LLC 4 World Financial Center, 5th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:
Margery K. Neale, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (if appropriate, check box)

[ ] when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

* “Dow Jones” and “Dow” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Dow 10 Strategy Fund Inc. IQ Dow 10 Strategy Fund Inc. is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in IQ Dow 10 Strategy Fund Inc.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Common Stock ($.001 par value per share)	1,000,000 Shares	$20.00	$20,000,000	$2,534.00

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the Prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

[LOGO]

IQ DOW 10 STRATEGY FUND INC.

Common Stock $20.00 per share

IQ Dow 10 Strategy Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund expects to conduct its investment operations for a fixed term of approximately [five] years. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. The Fund’s investment objective is to seek total returns that, exclusive of Fund expenses, correspond to the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (the “DJIA”) as determined once each year. The Fund pursues its investment objective by (1) purchasing the ten highest dividend-yielding stocks in the DJIA (the “Stocks”) in approximately equal dollar amounts; (2) purchasing and managing other investments, including swap agreements, forward contracts or other derivative transactions, whose performance is designed to correlate to the investment performance of the Stocks; and (3) purchasing a portfolio of U.S. Government securities (including those issued by U.S. agencies) with an average maturity approximately equal to the [five] year term of the Fund. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

This Prospectus relates to the offering of securities of the Fund, which the Fund intends to list on the [__] under the ticker symbol [____]. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the [_____] or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

INVESTING IN THE FUND’S SHARES INVOLVES CERTAIN RISKS. SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” ON PAGE [__] OF THIS PROSPECTUS.

	Per Share	Total (3)

Public Offering Price	$20.00	[$____________]

Sales Load (1)	[$____]	[$____________]

Proceeds to the Fund (Before Expenses) (2)	[$____]	[$____________]

(1)	The Fund has agreed to pay its underwriters [$_____] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page [__] of this Prospectus.
(2)	The total organizational and offering expenses to be incurred by the Fund are estimated to be [$__].
(3)	The underwriters have an option to purchase up to an additional [_______] shares of the Fund at the Public Offering Price, less the Sales Load, within [__] days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total Public Offering Price, Sales Load, and estimated offering expenses and proceeds, after expenses, to the Fund will be [$__], [$__], [$_], and [$__], respectively. See “Underwriting” on page [__] of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

Merrill Lynch & Co.

The date of this Prospectus is [_______] [_], 2004.

TABLE OF CONTENTS

Summary of Terms	1
Summary of Fund Expenses	9
The Fund	11
The Offering	11
Use of Proceeds	11
Investment Objective	12
Investment Strategy	12
Risk Factors and Special Considerations	15
Listing of Shares	25
Investment Restrictions	25
Annual Repurchases of Securities	26
Directors and Officers	27
Investment Advisory and Management Arrangements	32
Proxy Voting Policies and Procedures	33
U.S. Federal Income Tax Considerations	33
Automatic Dividend Reinvestment Plan	36
Conflicts of Interest	38
Net Asset Value	41
Portfolio Transactions	42
Code of Ethics	45
Underwriting	45
Description of Securities	48
Transfer Agent and Custodian	51
Fiscal Year	51
Accountants and Legal Counsel	51
Privacy Principles of the Fund	51
Inquiries	52
Appendix A: Proxy Voting Policies and Procedures	A-1
Part C: Other Information	C-1
Exhibit Index	D-1

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

i

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to IQ Dow 10 Strategy Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund	IQ Dow 10 Strategy Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page [__] of this Prospectus for more information about the interval fund structure. The Fund expects to conduct its investment operations for a fixed term of approximately [five] years, after which it will seek to liquidate all of its net assets and distribute any proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion.

The Offering	The Fund is offering 1,000,000 shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [________] shares of the Fund within [__] days of the date of this Prospectus to cover any overallotments.

Investment Objective	The Fund’s investment objective is to seek total returns that, exclusive of Fund expenses, correspond to the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (“DJIA”) as determined once each year. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy	The Fund pursues its investment objective by (1) purchasing the ten highest dividend-yielding stocks in the DJIA (the “Stocks”) in approximately equal dollar amounts; (2) purchasing and managing other investments, including swap agreements, forward contracts or other derivative transactions, whose performance is designed to correlate to the investment performance of the Stocks (“Other Transactions”); and (3) purchasing a portfolio of U.S. Government securities (including those issued by U.S. agencies) with an average maturity approximately equal to the [five] year term of the Fund (“Fixed Income Securities”). The Fund intends to rebalance its portfolio of Stocks on an annual basis to reflect the then current ten highest dividend-yielding stocks in the DJIA.

It is expected that the Fund’s initial portfolio will be invested approximately one-half in the Stocks and approximately one-half in Fixed Income Securities. The Fund then expects to enter into Other Transactions, such as a [five]-year swap agreement linked to an equally weighted basket of the ten highest dividend-yielding stocks in the DJIA, as determined by the Fund, on an annual basis. It is expected that the [five]-year swap agreement would provide to the Fund investment performance that is correlated to the Stocks over the fixed term of the Fund. The Fund will be managed in a “passive” management style and will not engage in transactions on account of adverse market events or to attempt to reduce losses. The Fund will not employ its investment strategy by simply investing its entire portfolio directly in the Stocks, because if it did, it would not satisfy the tax diversification requirements applicable to “regulated investment companies” (such as the Fund) under the Internal Revenue Code of 1986, as amended (the “Code”). By investing approximately one-half of the Fund’s total assets in the Fixed Income Securities and entering into Other Transactions that are expected to allow the Fund to receive investment returns that are correlated to the performance of the Stocks, the Fund expects that it will be able to satisfy the tax diversification requirements of the Code while also achieving a total return similar to the return that the Fund would have received if it had invested its entire portfolio directly in the Stocks. It is expected that the income generated by the Fixed Income Securities will be used to help finance the Other Transactions.

As discussed below, the Fund will have annual repurchase offers for its shares.

2

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages [__] and [__] of this Prospectus, respectively, for more information about the Fund’s investment strategy.

Summary of Risks	Investing in the Fund involves certain risks. Although the Fund’s investment strategy involves making investments in a manner that seeks to achieve total returns that correlate with the performance of the Stocks, the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its Other Transactions as anticipated.

The value of each of the Fund’s investments will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the Stocks or Fixed Income Securities is declining, the value of the Fund’s shares may be expected to decrease.

As a non-diversified fund, the Fund invests in fewer securities than diversified funds. As a result, the Fund may be subject to greater risk and volatility than if it were invested in a broader range of issuers.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Stocks, such as, among others, the costs of managing the Fund and the cost of entering into Other Transactions. As a result, the part of the Fund’s performance that comes from the Fund entering into Other Transactions that are designed to correlate with the investment performance of the Stocks may be lower than the actual performance of the Stocks.

The Fund intends to enter into swap transactions in connection with the portion of its investment strategy related to Other Transactions. Because they are two-party contracts and because they will have terms of greater than seven days, swap agreements may be considered to be illiquid, meaning that the Fund may not be able to dispose of the investment easily or at

3

all. Restrictions imposed by the Code also may limit the Fund’s ability to use swap agreements. The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

To the extent that the Fund enters into Other Transactions that are not traded on a securities exchange, the Fund will be exposed to the risk that counterparties to these transactions and/or agreements, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund bears the risk of loss of the amount expected to be received under the non-exchange traded investment in the event of the default or bankruptcy of the counterparty.

Major exchanges on which options and futures are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair value” any options and futures contracts that it currently owns.

The values of the Fixed Income Securities fluctuate in response to changes in interest rates and other factors. The values of Fixed Income Securities generally increase when interest rates decrease and, conversely, decrease when interest rates increase. During times of rising interest rates, the market value of the Fund’s Fixed Income Securities holdings may decline.

The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the [__], and, consequently, the liquidity of its shares; and (4) jeopardize the

4

Fund’s viability and continued existence. Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns. Please see “Risk Factors and Special Considerations — Annual Repurchases of Securities” on page [__] of this Prospectus for more information regarding the risks associated with repurchases.

The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. Please see “Risk Factors and Special Considerations” on page [__] of this Prospectus for more information about the risks of investing in the Fund.

Listing of Shares	The Fund intends to list on the [__] under the ticker symbol [___] and will be required to meet the [____]’s initial and continued listing requirements.

Board of Directors	The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and

5

its management and operations. Any vacancy on the Board of Directors may be filled by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee	IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of [__]% of the Fund’s average daily net assets (the “Management Fee”). The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates. In addition, the Adviser will compensate the Subadviser.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in [__] countries and private client assets of approximately [$__] trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser	The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with [__] (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a [__] organized under the laws of the [__], is registered as an investment adviser with the SEC under the

6

Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of [__]% of the Fund’s average daily net assets.

Distributions	The Fund will distribute the realized gains, if any, as well as any net investment income earned by the Fund on an annual basis.

Tax Aspects	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, to its stockholders at least annually. Distributions of net investment income and net short-term capital gains generally will be taxable to the stockholders as ordinary income.

Please refer to the “U.S. Federal Income Tax Considerations” section on page [__] of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisor on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions	The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. One such provision divides the Fund’s Board of Directors into three classes serving staggered terms. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Automatic Dividend Reinvestment Plan	For those investors who may participate in the Fund’s Automatic Dividend Reinvestment Plan, dividends and capital gains distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan.

7

Conflicts of Interest	The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its affiliates or clients may conflict with those of the Fund and its stockholders. Please refer to the “Conflicts of Interest” section on page [__] of this Prospectus for additional information.

Transfer Agent and Custodian	The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the custodian services to the Fund.

8

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of offering price).	[ %]
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	[ %]
Dividend Reinvestment Plan Fees].	[none]

Annual Fund Expenses (as a percentage of net assets attributable to common shares):

Management Fee(2)	[ %]
Other Expenses(3)	[ %]

Total Annual Expenses	[ %]
[Fee Waiver/Expense Reimbursement:(4)]	[ %]

Total Net Annual Expenses:	[ %]

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $[__] per share ([__]% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the [$__] per share partial reimbursement of expenses to the underwriters) exceed $[__] per share of common stock ([__]% of the offering price). The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s shareholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and other of its affiliates. See the “Investment Advisory and Management Arrangements” and “Underwriting” sections on pages [__] and [__], respectively, of this Prospectus.
(3)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.
(4)	[The Adviser has contractually agreed to waive and/or reimburse its Management Fee, to the extent necessary, to limit the Fund’s Total Net Annual Expenses to [___]%.]

9

EXAMPLE:

An investor would pay the following expenses (including the sales load of [__] and estimated offering expenses of this offering of [__] on a $1,000 investment, assuming total annual expenses of [__ ]) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years
[$__]	[$__]	[$__]	[$__]

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 1,000,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by U.S. Securities and Exchange Commission regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

10

THE FUND

IQ Dow 10 Strategy Fund Inc. is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page [__] of this Prospectus for more information about the interval fund structure. The Fund expects to conduct its investment operations for a fixed term of approximately 5 years, after which it will seek to liquidate all of its net assets and distribute any proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. The Fund expects to commence its investment operations on or after [_________] [__], 2004. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering 1,000,000 shares of its common stock at an initial offering price of $20.00 per share, which price includes an underwriting discount of [__%] per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [________] shares of the Fund within [__] days of the date of this Prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately [$_] (or approximately [$_] assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be [$_] and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the [$_] per share partial reimbursement of expenses to the underwriters) exceed $[__] per share of common stock. The Adviser has agreed to pay all the Fund’s organizational expenses.

The Fund expects that it promptly will invest its assets in accordance with its investment objective and policies following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

11

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns that, exclusive of Fund expenses, correspond to the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (the “DJIA”) as determined once each year. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund pursues its investment objective by (1) purchasing the ten highest dividend-yielding stocks in the DJIA (the “Stocks”) in approximately equal dollar amounts; (2) purchasing and managing other investments, including swap agreements, forward contracts or other derivative transactions, whose performance is designed to correlate to the investment performance of the Stocks (“Other Transactions”); and (3) purchasing a portfolio of U.S. Government securities (including those issued by U.S. agencies) with an average maturity approximately equal to the [five] year term of the Fund (“Fixed Income Securities”). The Fund intends to rebalance its portfolio of Stocks on an annual basis to reflect the then current ten highest dividend-yielding stocks in the DJIA.

It is expected that the Fund’s initial portfolio will be invested approximately one-half in the Stocks and approximately one-half in Fixed Income Securities. The Fund then expects to enter into Other Transactions, such as a [five]-year swap agreement linked to an equally weighted basket of the ten highest dividend-yielding stocks in the DJIA, as determined by the Fund, on an annual basis. It is expected that the [five]-year swap agreement would provide to the Fund investment performance that is correlated to the Stocks over the fixed term of the Fund. The Fund will be managed in a “passive” management style and will not engage in transactions on account of adverse market events or to attempt to reduce losses. The Fund will not employ its investment strategy by simply investing its entire portfolio directly in the Stocks, because if it did, it would not satisfy the tax diversification requirements applicable to “regulated investment companies” (such as the Fund) under the Internal Revenue Code of 1986, as amended (the “Code”). By investing approximately one-half of the Fund’s total assets in the Fixed Income Securities and entering into Other Transactions that are expected to allow the Fund to receive investment returns that are correlated to the performance of the Stocks, the Fund expects that it will be able to satisfy the tax diversification requirements of the Code while also achieving a total return similar to the return that the Fund would have received if it had invested its entire portfolio directly in the Stocks. It is expected that the income generated by the Fixed Income Securities will be used to help finance the Other Transactions.

The Stocks

The Fund will, as a portion of its investment strategy, hold the Stocks. The Fund intends to purchase the common stock of each company comprising the Stocks in approximately equal dollar amounts. The Fund intends to rebalance its portfolio annually by selling any stock the Fund holds that is no longer one of the ten highest-yielding stocks in the DJIA and replacing it with stocks which meet the Fund’s investment criteria. The DJIA is an unmanaged index of common stocks

12

selected by the editors of The Wall Street Journal as representative of American industry in general. The DJIA consists of companies that are highly capitalized in their respective industries. As of [__,] 2004, the following stocks made up the DJIA, and the ten highest dividend-yielding stocks are denoted with an *.

[insert list]

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either the Fund or the Adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of the Stocks and has not approved any information included in this Prospectus related to the Stocks. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the stockholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones’ only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones. Dow Jones has no obligation to take the needs of the Fund or the stockholders of the Fund into consideration in determining, composing or calculating the DJIA. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, STOCKHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

To obtain the dividend yield for each stock listed in the DJIA, the Subadviser relies on its own or independent research, based as of a date annually determined by the Adviser. The yield calculated is historical and there is no assurance that any dividends will be declared or paid in the future on the Stocks held by the Fund. Professionals in the investment industry often consider stocks with a relatively high dividend yield to be out of favor.

The Fund will choose the Stocks for its portfolio in the objective manner set out above, relying solely on the dividend yield and the stock’s inclusion in the DJIA and will not take into account any other factors.

13

Other Transactions

The Fund intends to invest in swap agreements, forward contracts and other derivative transactions whose performance is designed to correlate to the performance of the Stocks as part of its investment strategy. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or increase (or decrease) in value of a particular dollar amount invested in a particular market measure. In entering into a swap agreement, the Fund intends to swap the return it would earn on the Fixed Income Securities for the return on the Stocks. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency or other financial instrument at the current or “spot price,” with delivery and settlement at a specified further date. Other derivative transactions the Fund may engage in as part of its investment strategy include options and futures contracts. Futures contracts are agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Options give the holder the right to buy (a “call option”) or sell (a “put option”) a particular security in exchange for an agreed upon up front payment (the “premium”). If the right is not exercised after a specified period, the option expires and the option buyer realizes a loss in the amount of the premium paid for the option.

In connection with the swap agreements, and futures transactions that the Fund may purchase or sell, the Fund may be required to pay certain transaction and related costs and may be required to maintain assets with the counterparties or other intermediaries. In addition, the derivatives in which the Fund may engage may be illiquid securities.

U.S. Fixed Income Securities

As part of investment strategy, the Fund intends to purchase Fixed Income Securities. It is expected that the Fixed Income Securities purchased by the Fund will have an average maturity approximately equal to the [five] year term of the Fund. The Fixed Income Securities will be comprised of securities issued by the U.S. Government and its agencies. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Securities issued by U.S. Government agencies or U.S. Government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the U.S. Government. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks.

14

Temporary Defensive Positions

The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. Nevertheless, the Fund may (but is not required to) reduce or close out its outstanding equity, call option, swap agreement, and futures and forward contract positions by effecting offsetting transactions for Fund management purposes, as described below. There is no guarantee that the Fund will be able to reduce or close a position at an opportune time or that the Fund will achieve its objective in entering into that transaction.

The Fund may use any of its assets, including Short-Term Investments (as defined below), for management purposes, including paying fees and expenses of the Fund and meeting repurchase demands. Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund takes these temporary positions, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Investment Related Risks

General. Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the Stocks are declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, and by market, economic and other conditions. As with any security, complete loss of investment is possible.

Tracking Errors. A portion of the Fund’s investment strategy involves making investments in a manner that seeks to correlate to the performance of the Stocks. The Fund may not be able to achieve returns that track the performance of the Stocks. This may occur when, for example, the swap agreements, forward contacts or other derivatives the Fund purchases do not, for a variety of reasons, perform as expected or result in the Fund receiving returns that are not correlated with the performance of the Stocks. The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Stocks, such as, among others, the costs of managing the Fund and the cost of entering into Other Transactions. As a result, the part of the Fund’s performance

15

that comes from the Fund entering into Other Transactions that are designed to correlate with the performance of the Stocks may be lower than the actual performance of the Stocks.

Equity Securities Risk. The Stocks the Fund will acquire are equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks (i.e., the Stocks) to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The values of certain derivatives are likewise subject to the same factors that influence the values of common stocks because derivative prices may be based on the values of the common stocks to which they are linked.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers, such as the Stocks. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is may be more susceptible to a single adverse economic or regulatory occurrence that affects those issuers.

General Risks Related to Derivatives. The Fund’s investment strategy involves the use of derivatives, such as, among others, options, swap agreements, and futures and forward contracts. The Fund may use derivatives as a substitute for taking a position in the Stocks as part of its investment strategy. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives. The Fund may not be able to purchase or sell derivatives at times or in quantities it believes are necessary to track or offset the performance of the Stocks. The Fund also may not be able to purchase or sell derivatives linked to the Stocks because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

16

Changes in the value of derivative contracts may not match or offset fully changes in the values of the hedged portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

The Fund may purchase and sell over-the-counter derivatives linked to the Stocks. In so doing, the Fund will be exposed to the risk that counterparties to these derivatives, for whatever reason, will be unable or unwilling to meet their obligations under the arrangements. For a discussion of the additional risks associated with over-the-counter derivatives refer to the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” sections on pages [__] and [__], respectively, of this Prospectus.

Swap Agreements. The Fund may enter into swap agreements in connection with its investment strategy. Because swap agreements are two-party contracts that may have terms of greater than seven days, swap agreements may be considered to be illiquid, meaning that the Fund may not be able to dispose of the investment easily or at all. For a discussion of the additional risks associated with swap agreements refer to the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” sections on pages [__] and [__], respectively, of this Prospectus.

The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy and may choose not to do so. Restrictions imposed by the Code, also may limit the Fund’s ability to use swap agreements.

Forward Contracts. The Fund may purchase or sell forward contracts as part of its investment strategy. Whether the Fund’s use of forward contracts will be successful will depend on, among other things, if the Fund correctly forecasts market and index movements and values, interest rates and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. To the extent that the Fund enters into forward contracts, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. Utilization of forward contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the values of the underlying securities or indices. If the values of forward contracts move more or less than the values of the subjects of the transactions, the Fund will experience gains or losses that do not completely match or offset movements in the values of the subjects of the transactions. For a discussion of the additional risks associated with futures and forward contracts refer to the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” sections on pages [__] and [__], respectively, of this Prospectus.

17

Options and Futures Transactions. The Fund may engage in options and futures transactions as part of its investment strategy. The Fund may engage in transactions in futures and options in order to attempt to increase its investment return or to manage its exposure the Stocks. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures involve substantial leverage risk and are considered speculative. The Fund also may purchase or sell call and put options on futures contracts. Generally, these strategies would be used under the same conditions in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

The Fund may engage in transactions in options as part of its investment strategy. Options involve certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect values, and options have limited life spans and so may expire worthless despite the underlying position becoming profitable soon thereafter. Additionally, if the Fund writes (sells) options, it may sustain significant mark-to-market losses — even if the options sold are never “in-the-money” — as a result of increases in market volatility and/or market movements towards the strike prices of such options.

Trading Suspension Risk. Major exchanges on which options and futures are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Liquidity of the Markets. There can be no assurance that liquid derivatives markets will exist that will permit the Fund to purchase and write derivatives linked to the Stocks, or to use derivatives to engage in offsetting transactions. The Fund’s ability to engage in derivatives or in offsetting transactions also may be affected by exchange-imposed rules and trading limitations.

Interest Rate Risk. Interest rate risk is the risk that prices of the Fixed Income Securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by the Fund.

Investments in Other Investment Companies. The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to

18

the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Adviser believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the-counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

19

The Adviser monitors the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or stockholder redemptions), the Adviser will consider what action would be in the best interests of the Fund and its stockholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. The Fund is not, however, required to dispose of illiquid securities under these circumstances.

Counterparties. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the Adviser, subject to the supervision of the Fund’s Board of Directors, monitors and evaluates the creditworthiness of the parties with which the Fund does business (including in connection with derivatives). For purposes of the purchase and sale of derivatives, the Fund intends to enter into transactions only with counterparties that are rated Aa3 or better by Moody’s or AA- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. Although the Fund intends to use these qualifications, the Fund will still be exposed to the risk of financial failure or insolvency of the other parties to its contracts.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Adviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities. The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment

20

vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser to be in the Fund’s interest.

Leverage Risk. The Fund may use leverage in order to meet annual repurchases or other management activities. The Fund may borrow money in amounts up to 33% of the value of its total assets to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes

21

insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser to present minimum credit risks.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Temporary Defensive Positions. Although the Fund reserves the right to make temporary defensive investments, the Fund generally does not intend to engage in temporary defensive positions to hedge against adverse markets. However, the Fund may engage in transactions designed to reduce or close out outstanding positions. These transactions may be effected at inopportune times for the Fund or may not have their intended effects. The transactions also may not reduce or close out fully the outstanding positions. As a result, these transactions could result in the Fund’s performance varying dramatically from its intended results or that of the Stocks. In the event that the Fund determines not to undertake a transaction to reduce or close out an outstanding position, the Fund may experience losses that could otherwise be minimized or avoided.

Fixed-Income and Money Market Securities. The Fund may take a temporary defensive position by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could

22

adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Fund Structure Related Risks

No Operating History. The Fund is a newly organized closed-end non-diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the [_____] or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Liquidity/Listing of Fund’s Shares. Although the Fund intends to list on the [_____], there is currently no public market for the Fund’s shares and there can be no assurance that an active

23

public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the [_____].

Annual Repurchases of Securities. The Fund’s required annual repurchase offers are likely to continually decrease the overall size of the Fund which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence. Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns.

Classified Board. The Fund’s Board of Directors is divided into three classes of directors. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected for three-year terms and until their successors are duly elected and qualify, and the stockholders will elect one class of directors each year. The staggered terms of directors may reduce the possibility of a change in control, even though a change in control may be in the best interests of the Fund’s stockholders. Refer to the “Description of Securities” section on page [__] of this Prospectus for more information about the Fund’s classified Board of Directors.

Power to Issue Additional Stock. The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Refer to the “Description of Securities” section on page [__] of this Prospectus for more information.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Refer to the “Description of Securities” section on page [__] of this Prospectus and the Fund’s charter and Bylaws for more information about these other provisions.

* * *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with

24

their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund intends to list on the [_____] under the ticker symbol [____] and will be required to meet the [_____]’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. Please see “Annual Repurchases of Securities” on page [__] of this Prospectus for more information. In addition, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33.3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.

25

7.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

8.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

10.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See the “Portfolio Transactions” section on page [__] of this Prospectus for more information.

ANNUAL REPURCHASES OF SECURITIES

General. The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash on hand from the settlement of options, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer in approximately 12 to 13 months after the Fund commences operations.

26

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns.

Fundamental Policy Regarding Annual Repurchase Offers. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. [________] will be the deadline by which the Fund must receive repurchase requests submitted by shareholders in response to the repurchase offer (“repurchase request deadline”). The date on which the repurchase price for shares is to be determined (“the repurchase pricing date”) shall occur no later than [_________]. Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures. The Board of Directors will, in the exercise of its fiduciary duties, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value of the Fund as of a specified date that occurs after the repurchase request deadline. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week thereafter. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Shareholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

During repurchase offers, net asset value per share is calculated as of the close of regular trading on the [_______] days preceding the repurchase request deadline. Shareholders who wish to obtain the net asset value during this period should contact the Fund’s information agent for the repurchase offer.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation

27

and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund intends to adopt a written charter for the Committee. The Committee also intends to retain independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has not held any meetings.

Nominating Committee

Each non-interested Director is a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund nominations that include biographical information and set out the qualifications of the proposed nominee. Since the Fund has been incorporated, the Nominating Committee has not held any meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and MLIM (collectively, “ML-affiliate advised funds”), and other public directorships.

28

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(5) and Age of Director	Position(s) Held with the Fund	Term of Office(6) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships

Certain biographical and other information relating to the individual who has been elected as a Director and who will be an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in ML-affiliate advised funds and public directorships held.

(5)	The address of each Director is 4 World Financial Center, 5th Floor, New York, NY 10080.
(6)	The Board of Directors is divided into three classes of directors serving staggered three-year terms. [__]’s term expires in[ _____]; [__]’s term expires in [________]; [__]’s term expires in [___________].

29

Biographical Information of the Interested Directors of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships

Biographical Information of the Executive Officers of the Fund

Name, Address(5) and Age	Position(s) Held with the Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (38)	President	Since 7/04	IQ Investment Advisors, LLC, President; MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales since 2001; MLPFS, Director, Head of Structured Products Origination since 1997.

Christopher Yeagley (29)	Vice President	Since 7/04	IQ Investment Advisors, LLC, Vice President; MLPFS, Vice President, Global Private Client Fund Origination since 2003; Vice President, Equity and Alternative-Linked Origination since 2001; Assistant Vice President, Structured Product Sales since 1999 and Analyst, U.S. Private Client Advisory Division since 1997.

Donald C. Burke (43)	Vice President and Treasurer	Since 7/04	IQ Investment Advisors, LLC, Treasurer; MLIM & FAM, First Vice President, since 2001; MLIM & FAM, Director, since 2000; MLIM & FAM, Vice President (1999-2000); MLIM and FAM, Vice President (1990-1997).

Allan J. Oster (41)	Vice President and Secretary	Since 7/04	IQ Investment Advisors, LLC, Vice President and Secretary; MLIM & FAM, Director (Legal Advisory), since 2002; MLIM & FAM, Vice President (2000-2002); MLIM & FAM, Attorney (1999-2002); Drinker Biddle & Reath LLP, Associate (1996-1999); U.S. Securities and Exchange Commission, Senior Counsel (1991-1996).

(4)	The Board of Directors is divided into three classes of directors serving staggered three-year terms.
(5)	The address of each executive officer of the Fund is 4 World Financial Center, 5th Floor, New York, NY 10080.

30

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of August [___], 2004 is set out in the chart below.

Name	AggregateDollar Range of Equity in the Fund	AggregateDollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Mitchell M. Cox	[___]	[___]

Non-Interested Directors:
	[___]	[___]
	[___]	[___]
	[___]	[___]

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

Name	Aggregate compensation from the Fund(7)	Pension or retirement benefits accrued as part of Fund expenses(8)	Total compensation from the Fund and fund complex paid to each non-interested Director

(7)	The Fund is newly formed, and the amounts listed are estimated for a pro-rated fiscal year ending [__________].
(8)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.

31

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a newly formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. As of [__], the Adviser and its affiliates, including MLIM, had a total of approximately [$__] trillion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of [___]% of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In approving the Management Agreement, the Board of Directors considered [To come]

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with [_____________] (“______” the “Subadviser,” and together with the Adviser, the “Advisers”),

32

pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy, including decisions to enter into or close out particular Transactions. The Subadviser, a [_________] organized under the laws of the [_________], is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser’s principal office, including its office for service of process, is located at [_____________________________________].

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of [___]% of an aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

In approving the Subadvisory Agreement, the Board of Directors considered [To come]

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated, under the Management Agreement, to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Adviser’s proxy voting policies and procedures have been adopted by the Fund and are set out in Appendix A to this Prospectus. Beginning August 31, 2005, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling [1-800 ___-___], at [http://www.____.com] or through the SEC’s website at http://www.sec.gov.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax matters is based on the advice of Shearman & Sterling LLP, counsel to the Fund.

This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale

33

transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning or disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status. The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

Distributions. Fund distributions are generally taxable to shareholders. After the end of each year, a shareholder will receive a tax statement that separates the shareholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any

34

excess of net short-term capital gains over net long-term capital losses, are generally taxed at the shareholder’s ordinary income tax rate, but, as further discussed below, if the Fund holds equity securities, under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gain dividends. Generally, a shareholder will treat all capital gains dividends as long-term capital gains regardless of how long the shareholder has owned the shares. To determine the actual tax liability for capital gains dividends, a shareholder must calculate the total net capital gain or loss for the tax year after considering all of the shareholder’s other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to the shareholder. The tax status of such distributions received by a shareholder from the Fund is not affected by whether the shareholder reinvests such distributions in additional shares or receives them in cash. If the Fund pays a shareholder a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the shareholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs. If the Fund holds equity securities, however, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain U.S. corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Exchange of Fund Shares. If a shareholder sells or otherwise disposes of shares, the shareholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a shareholder must subtract the tax basis in the shareholder’s shares from the amount received in the transaction. A shareholder’s tax basis in shares is generally equal to the cost of the shareholder’s shares, generally including sales charges. In some cases, however, the shareholder may have to adjust the shareholder’s tax basis after the shareholder purchases shares.

Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if a shareholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers. Non-corporate stockholders with net capital losses for a year (i.e., capital

35

losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. A taxpayer generally recognizes capital gain or loss only on a sale or exchange of a capital asset. Although the Fund believes that the [final payment] made or received by the Fund under the swap agreement should be treated as derived in a sale or exchange of the Fund’s rights and obligations under the swap agreement (and thus should give rise to capital gain or loss), there is some risk that the [final payment] under the swap agreement would not be treated as made or received in a sale or exchange. In such case, such payment would instead generate ordinary income or loss for the Fund. If the Fund were instead to sell or assign its rights and obligations under the swap agreement prior to the [final payment] date, such transaction would instead be treated as a sale or exchange, in which case gain or loss recognized by the Fund would be capital gain or loss.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels. In general, for the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations.

Dividends received by the Fund with respect to the Stocks will constitute qualified dividends provided the holding period requirements set forth above are met.

Backup Withholding. The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose

36

shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends” for purposes of this section) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the [_____] or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. [It is contemplated that the Fund will pay annually income dividends.] Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

37

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “U.S. Federal Income Tax Considerations” section on page [__] of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the MLPFS and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management

38

activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or its stockholders.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

39

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment

40

strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the

41

last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in

42

positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

43

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Advisers as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Advisers or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Advisers or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund generally does not purchase securities for short-term trading profits. The Fund may, however, dispose of securities without regard to the time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Subadviser. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

44

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

45

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $[___] per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[___] per share to other dealers. There is a sales charge or underwriting discount of [$___] per share, which is equal to [___%] of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before, [______] 2004.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$ [___]	$ [___]	$ [___]
Underwriting discount	$ [___]	$ [___]	$ [___]
Proceeds, before expenses, to the Fund	$ [___]	$ [___]	$ [___]

The expenses of the offering, excluding underwriting discount, are estimated at $[___] and are payable by the Fund. The Fund has agreed to pay the underwriters $[___]per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed [___]% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $[___] per share partial reimbursement of expenses to the underwriters) exceed $[__] per share of common stock ([____]% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to [____] additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may

46

reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has applied to [_____] or another national securities exchange under the symbol “[___],” subject to official notice of issuance. In order to meet the requirements for [___], the underwriters have undertaken to sell lots of [100] or more shares to a minimum of [2,000] beneficial owners.

Other Relationships

The total amount of additional compensation payments and reimbursements, plus the amount paid by the Fund as the [$__] per common share partial reimbursement to the underwriters, will not exceed [__]% of the total price to the public of the Fund’s shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of the Fund’s shares, including sales load and all forms of additional compensation to underwriters, will be limited to [__]% of the total price to the public of the Fund’s shares sold in this offering.

The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales loads, will be limited to [9.0]% of the total price to the public of the shares of common stock sold in this offering. The Fund anticipates that Merrill Lynch and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.” Merrill Lynch is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, NY 10080.

47

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General. The charter provides that the Fund may issue up to [__________] shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, [__________] shares of Common Stock will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock. All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. There is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock. The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Common Stock. The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common

48

Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws. The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies. The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one. The Fund’s charter also provides that, at such time as the Fund has three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Classification of the Board of Directors; Election of Directors. Pursuant to the Fund’s charter, the Board of Directors is divided into three classes of directors. The initial terms of the first, second and third classes will expire in [2005, 2006 and 2007,] respectively. Beginning in [2005] upon expiration of their current terms, directors of each class will be elected to serve for three-year terms until their successors are elected and qualify and each year one class of directors will be elected by the stockholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s business strategies and policies as determined by the Board of Directors. Holders of shares of Common Stock will have no right to cumulative voting in the election of directors. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

49

The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Fund’s Board of Directors, even though a change in control might be in the best interests of the Fund’s stockholders.

Removal of Directors. The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund or any proposal to amend these and other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter also provides that its provisions on classification of the Board of Directors, removal of directors and the amendment of the provisions governing charter amendments, may be amended only by the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business. The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for

50

election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders. The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [_________]. For tax purposes, the Fund has adopted the 12-month period ending [__________] of each year as its taxable year.

ACCOUNTANTS AND LEGAL COUNSEL

The Fund has selected [_____________] as the independent public accountants of the Fund. [____________]’s principal business address is located at [_].

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, NY, counsel to the Fund, and for the underwriters by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP as to matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help understand

51

what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Advisor.

52

APPENDIX A PROXY VOTING POLICIES AND PROCEDURES*

Each Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common

A-1

position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall

A-2

determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:
•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

A-3

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

A-4

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) Financial Statements:

As IQ Dow 10 Strategy Fund Inc. (the “Fund”) has no assets, financial statements are omitted from this Registration Statement.

(2) Exhibits:

(2)(a)	Articles of Incorporation.*

(2)(b)	Bylaws.*

(2)(c)	Not Applicable.

(2)(d)	Filed within the Fund’s Prospectus.

(2)(e)	Not Applicable.

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.*

(2)(g)(2)	Form of Subadvisory Agreement.*

(2)(h)(1)	Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

(2)(i)	Not Applicable.

(2)(j)	Form of Transfer Agent and Custodian Agreement.*

(2)(k)(1)	Form of [__________________] Agreement.*

(2)(k)(2)	Power of Attorney

(2)(l)	Opinion and Consent of [_______________].*

(2)(m)	Not Applicable.

(2)(n)	Consent of [______________], independent auditors for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Not Applicable.

C-1

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of the Fund.*

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.*

(2)(r)(3)	Code of Ethics of [__]*

(2)(r)(4)	Code of Ethics of Merrill Lynch, Pierce, Fenner & Smith Inc.

*	To be filed by amendment.

Item 25. Marketing Arrangements

Please refer to Items 24(2)(h)(1) and (2).

Item 26. Other Expenses of Issuance and Distribution

All figures are estimates:

Accounting fees and expenses	[$_____]

Legal fees and expenses	[$_____]

Printing and engraving	[$_____]

Offering expenses	[$_____]

Miscellaneous	[$_____]

Total	[$_____]

C-2

Item 27. Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or [__] the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. The Adviser is a limited liability company whose Managing Member is Fund Asset Management LP. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-[_____]). The Subadviser is a [________] that was formed under the laws of the [________] in [________]. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [801-______]).

Item 28. Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value)

Number of Record Holders:	0 (The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 29. Indemnification

Indemnification of Officers and Directors. Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by

C-3

reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification. Please refer to Section [__] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated. In Section [__] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated and each person, if any, who controls Merrill Lynch, Pierce, Fenner & Smith Incorporated within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the

C-4

Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser and/or Subadviser (collectively, the “Advisers”), and each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Fund’s Prospectus in the “Investment Advisory and Management Arrangements” section.

Item 31. Location of Accounts and Records

The Adviser maintains all required accounting-related and financial books and records of the Fund at 4 World Financial Center, 5th Floor, New York, NY 10080.

Item 32. Management Services

Not Applicable.

Item 33. Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its Prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

C-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in New York, New York, on the 20th day of August, 2004.

IQ Dow 10 Strategy Fund Inc.

By:	* (Mitchell M. Cox) Name: Mitchell M. Cox Title: President of the Fund

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* (Mitchell M. Cox)	President (Principal Executive Officer) and Director	August 20, 2004

/s/ (Donald C. Burke) (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	August 20, 2004

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ Allan J. Oster (Allan J. Oster)	Attorney-in-Fact	August 20, 2004

C-6

EXHIBIT INDEX

Exhibit	Description

Item 24(2)(a)	Articles of Incorporation.*

Item 24(2)(b)	Bylaws.*

Item 24(2)(g)(1)	Form of Management Agreement.*

Item 24(2)(g)(2)	Form of Subadvisory Agreement.*

Item 24(2)(h)	Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

Item 24(2)(j)	Form of Custodian and Transfer Agent Agreement.*

Item 24(2)(k)(1)	Form of The [__________________] Agreement.*

Item 24(2)(k)(2)	Power of Attorney

Item 24(2)(l)	Opinion and Consent of [_______________]. *

Item 24(2)(n)	Consent of [______________], independent auditors for the Fund.*

Item 24(2)(r)(1)	Code of Ethics of the Fund.*

Item 24(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.*

Item 24(2)(r)(3)	Code of Ethics of [__] *

Item 24(2)(r)(3)	Code of Ethics of Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

* TO BE FILED BY PRE-EFFECTIVE AMENDMENT